                                                                      Exhibit 24

                                 POWER OF ATTORNEY
                                 -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE and each of them, as attorneys for her and in her name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of March, 1995.

                           [SIGNATURE OF MARY PATTERSON MCPHERSON APPEARS HERE]
                                   ------------------------------------
                                         Mary Patterson McPherson
                                                   Director

                                                                      Exhibit 24

                                 POWER OF ATTORNEY
                                 -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                                       [SIGNATURE OF
                                                      DAVID S. SHAPIRA
                                                        APPEARS HERE]
                                            ------------------------------------
                                                      David S. Shapira
                                                          Director

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------



  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                                       [SIGNATURE OF
                                                    RONALD R. DAVENPORT
                                                        APPEARS HERE]
                                            ------------------------------------
                                                    Ronald R. Davenport
                                                         Director

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------



  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                                       [SIGNATURE OF
                                                       MARK J. MATHIS
                                                        APPEARS HERE]
                                            ------------------------------------
                                                       Mark J. Mathis
                                                          Director

                                                                      Exhibit 24
                               POWER OF ATTORNEY
                               -----------------



  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is an officer and a director of the Company, as indicated below his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints ROBERT J. MCGONAGLE as attorney for him and in his name, place and stead, and in each of his offices and capacities as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                     [SIGNATURE OF WILLIAM HARRAL APPEARS HERE]
                                    --------------------------------------------
                                                   William Harral
                                    President; Chief Executive Officer; Director

                                                                      Exhibit 24

                                 POWER OF ATTORNEY
                                 -----------------

  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BELL ATLANTIC - PENNSYLVANIA, INC., a Pennsylvania corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, each of the undersigned is an officer, a director, or both an officer and a director, of the Company, as indicated below his name;

  NOW, THEREFORE, each of the undersigned hereby constitutes and appoints WILLIAM HARRAL and ROBERT J. MC GONAGLE and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as an officer, a director, or both an officer and a director, of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 28th day of March, 1995.

                                 [SIGNATURE OF JAMES G. PACHULSKI APPEARS HERE]
                                      ------------------------------------
                                                James G. Pachulski
                                        Vice President and General Counsel;
                                                Secretary; Director